SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2004

Date of report (date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

624 E. Evelyn Avenue, Sunnyvale, California 94086

(Address of principal executive offices, including zip code)

(408) 212-3400

(Registrant’s telephone number, including area code)

Item 5. Other Events

On March 31, 2004, eGain Communications Corporation (the “Company”) completed a financing in which it entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with the lenders listed on Schedule A attached to the Purchase Agreement (the “Lenders”) pursuant to which the Lenders loaned to the Company an aggregate of $2,500,000 evidenced by subordinated secured promissory notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits:

Exhibit Number	Description
4.1	Form of Warrant to Purchase Common Stock

10.1	Note and Warrant Purchase Agreement by and between eGain Communications Corporation and the Lenders dated as of March 31, 2004

10.2	Form of Subordinated Secured Promissory Note

10.3	Subordination Agreement and Consent by and between the Lenders and Silicon Valley Bank dated as of March 31, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

eGAIN COMMUNICATIONS CORPORATION

By:	/s/ ERIC N. SMIT
Eric N. Smit Chief Financial Officer

Date: April 5, 2004

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INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Form of Warrant to Purchase Common Stock

10.1	Note and Warrant Purchase Agreement by and between eGain Communications Corporation and the Lenders dated as of March 31, 2004

10.2	Form of Subordinated Secured Promissory Note

10.3	Subordination Agreement and Consent by and between the Lenders and Silicon Valley Bank dated as of March 31, 2004

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